SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 17, 2011

SIGA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23047	13-3864870
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

35 East 62nd Street New York, New York (Address of principal executive offices)	10065 (Zip code)

Registrant’s telephone number, including area code:  (212) 672-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On May 17, 2011, the Board of Directors of SIGA Technologies, Inc. (the “Company”) approved an amendment (the “Amendment”) to the SIGA Technologies, Inc. 2010 Stock Incentive Plan (the “Plan”).  The Amendment permits the Company to grant Restricted Stock Units under the Plan.  The Plan remains unmodified in all other respects.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 10.1 to this report and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 17, 2011 (the “2011 Annual Meeting”) in New York, New York.  Stockholders representing 46,661,858 shares, or 92.7% of the common shares outstanding as of the March 31, 2011 record date were present in person or were represented at the meeting by proxy.  The items listed below were submitted to a vote of the stockholders present, in person or by proxy, and entitled to vote at the 2011 Annual Meeting.  Final voting results are shown below.

(1)	Election of the following individuals to hold office as directors of the Company for terms of one year.

Number of Shares Voted

Name	For	Withheld
Eric A. Rose, M.D.	30,248,825	802,332

James J. Antal	29,047,596	2,003,561

Michael J. Bayer	30,807,618	243,539

William C. Bevins	30,741,753	309,404

Thomas E. Constance	28,678,829	2,372,328

Joseph W. Marshall, III	30,811,568	239,589

Paul G. Savas	29,016,116	2,035,041

Bruce Slovin	28,959,853	2,091,304

Andrew Stern	29,861,907	1,189,250

Frances F. Townsend	30,735,056	316,101

Michael A. Weiner, M.D.	28,984,149	2,067,008

(2)
Advisory vote on the compensation of the Company’s named executive officers, as described in the “Compensation Discussion and Analysis” section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in the Company’s 2011 Proxy Statement (“Say on Pay”).  Our stockholders approved the Say on Pay proposal.

Number of Shares Voted

For	Against	Abstain
29,556,341	901,269	593,547

(3)	Advisory vote on the frequency of Say on Pay votes by stockholders. Our stockholders approved “three years” as the frequency of Say on Pay votes.

Number of Shares Voted
1 Year	2 Years	3 Years	Abstain
13,844,903	215,118	16,647,821	343,315

In accordance with the Board of Directors’ recommendation and in light of the voting results on this advisory proposal, the Company will include a stockholder vote on the compensation of executives in its proxy materials every three years until the next required vote on the frequency of stockholder votes on the compensation of executives.

(4)
Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011. Our stockholders ratified the appointment of PricewaterhouseCoopers LLP.

Number of Shares Voted
For	Against	Abstain
46,180,565	221,687	259,606

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
10.1	Amendment to the SIGA Technologies, Inc. 2010 Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGA TECHNOLOGIES, INC.

By: /s/ Daniel J. Luckshire
Name: Daniel J. Luckshire
Title:   Chief Financial Officer

Date:  May 17, 2011